UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 12, 2022

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

ITEM 7.01    REGULATION FD DISCLOSURE.
On April 12, 2022, Ashford Inc. (the “Company”) issued a press release (the “Press Release”) announcing that its board of directors (the “Board”) declared a cash dividend on the Company’s Series D Cumulative Convertible Preferred Stock (“Preferred Stock”) reflecting accrued and unpaid dividends for the quarters ending June 30, 2020 and December 31, 2020 (the “Accrued Preferred Share Dividends”). The Company will pay a cash dividend of $0.932 per share of Preferred Stock, representing approximately 50% of the Company’s total accrued dividends. Dividends for the Preferred Stock remain in arrears for the quarters ending June 30, 2021 and December 31, 2021. This preferred share dividend is payable April 15, 2022, to shareholders of record as of April 11, 2022. The aggregate amount of the Accrued Preferred Share Dividends is approximately $17.8 million.
On March 9, 2022, the Board also declared a cash dividend for the first quarter ending March 31, 2022, of $0.436875 per diluted share, for the Preferred Stock. This dividend is payable April 15, 2022, to shareholders of record as of March 31, 2022.
A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated April 12, 2022, furnished under Item 7.01, announcing the declaration of dividends
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.
By:    /s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary

Date: April 12, 2022

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